UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2020

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 2150 – 885 West Georgia Street Vancouver, British Columbia, Canada		V6C 3E8
(Address of principal executive offices)		(Zip Code)

(604) 558-6536

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 16, 2019, Sierra Oncology, Inc. (the “Company”) received written notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until January 13, 2020, to regain compliance with the minimum bid price requirement.

On January 14, 2020, the Company received written notice (the “Notification”) from the Listing Qualifications Department of Nasdaq indicating that the Company had not regained compliance with Nasdaq Listing Rule 5450(a)(1). The Notification indicated that the Company’s common stock will be delisted from the Nasdaq Global Market on January 23, 2020, unless the Company requests an appeal of this determination. The Company has filed such an appeal with the Nasdaq Hearings Panel (the “Panel”). The hearing request stays the delisting of the Company’s common stock pending the Panel’s decision.

The Company’s appeal to the Panel will include a plan that sets forth a commitment to regain compliance with Nasdaq Listing Rule 5450(a)(1), which will include a commitment to effectuate a reverse stock split upon receipt of stockholder approval in order to bring its stock price over the $1.00 minimum bid price requirement, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 18, 2019. The Company expects to be in a position to effectuate such reverse stock split shortly after its special meeting of stockholders that was held earlier today, January 21, 2020. However, there can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or will otherwise be in compliance with other Nasdaq listing criteria.

The Notification has no immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on the Nasdaq Global Market under the symbol “SRRA” until the Panel concludes its determination with respect to the appeal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: January 21, 2020	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer